Lord Abbett Bond Debenture Fund

Supplement dated July 17, 2014 to the

Summary Prospectus dated May 1, 2014

Christopher J. Towle, currently the head of the Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett.  Mr. Towle will continue to head the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Steven F. Rocco, Partner and Portfolio Manager	2014
Robert A. Lee, Partner and Director	2013

Please retain this document for your future reference.